UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 9, 2017

Date of Report (Date of earliest event reported)

AGRO CAPITAL MANAGEMENT CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-185928	33-1230673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Reitler Kailas & Rosenblatt LLC 885 Third Ave., 20th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 209-3050

Registrant’s telephone number, including area code

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b)         On October 9, 2017, Agro Capital Management Corp. (the “Company”) received a written letter of resignation from Michael Xavier Dorairaj stating that he resigned, effective immediately from his position on the Board of Directors (the “Board”) of the Company. Mr. Dorairaj resigned to pursue other business opportunities and not as a result of any dispute or disagreement with us.

(d)         On October 9, 2017, the Board of Directors of the Company appointed Cheung Wing Chow to the Board in order to fill the vacancy created by the resignation of Mr. Dorairaj.

Mr. Chow, age 41, has more than 16 years of experience in financial services with Nanyang Commercial Bank, Cash Financial Services Group, Bank of Communications Limited, CITIC Bank International (formerly known as CITIC Ka Wah Bank), Fubon Bank (Hong Kong) Limited, HSBC Hong Kong and Consumer Council Hong Kong. During this period, he has served as a consultant in financial planning and a manager in sales and marketing in the industry. He was twice awarded the Premier Association of Financial Professionals by the Million Dollar Round Table in 2009 and 2010 respectively. He currently serves as a responsible officer for an asset management company in Hong Kong. He holds a Bachelor of Arts and Degree in Economics from the University of Toronto in 1998 and subsequently obtained his Securities and Futures Commission of Hong Kong licenses in 2004.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, the Company’s expectations regarding future financial performance and liquidity, its long-term strategy, restructuring and other initiatives, and future operations or operating results. These statements often can be identified by the use of terms such as "may," “should," “could,” will," "expect," "believe," “planned, "anticipate," "estimate," “project,” “intend,” “forecast,” "approximate" or "continue," or similar expressions. Although the Company believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the Company cannot assure that actual results will not differ materially from its expectations. The Company assumes no responsibility to update forward-looking statements made herein or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRO CAPITAL MANAGEMENT CORP.

DATE: October 11, 2017

By:	/s/ Badurul Hisam Bin Samsuddin
Name:	Badurul Hisam Bin Samsuddin
Title:	CEO

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